THE ADVISORS’ INNER CIRCLE FUND

(the “Trust”)

Edgewood Growth Fund (the “Fund”)

(Institutional Shares Ticker Symbol: EGFIX)

(Retail Shares Ticker Symbol: EGFFX)

(Service Shares Ticker Symbol: EGFSX)

Supplement dated August 28, 2026 to:

•	The Fund’s Retail Shares Summary Prospectus dated January 28, 2026, as supplemented (the “Retail Shares Summary Prospectus”);
•	The Fund’s Prospectus dated January 28, 2026, as supplemented (the “Prospectus”); and
•	The Fund’s Statement of Additional Information dated January 28, 2026, as supplemented (the “SAI”).

This supplement provides new and additional information beyond that contained in the Retail Shares Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Retail Shares Summary Prospectus, Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of Edgewood Management LLC, the Fund’s investment adviser, has approved the conversion of the Fund’s Retail Shares into Institutional Shares and the termination of the Fund’s Service Shares.

Accordingly, effective on or about September 23, 2026 (the “Conversion Date”), the Fund will automatically convert all outstanding Retail Shares of the Fund into Institutional Shares of the Fund. After the Conversion Date, Retail Shares of the Fund will no longer be available for purchase. Additionally, effective as of the Conversion Date, the Fund’s Service Shares, which currently have no shareholders, will be terminated and will no longer be offered.

The automatic conversion of the Fund’s Retail Shares into Institutional Shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors.

Institutional Shares of the Fund currently have a lower total expense ratio than Retail Shares and are not subject to the distribution and/or service (12b-1) fees or shareholder servicing fees payable by the Fund with respect to Retail Shares.

Shareholders whose Retail Shares are converted into Institutional Shares on the Conversion Date will not be required to satisfy the minimum initial investment (currently, $100,000) applicable to Institutional Shares, and subsequent investments in Institutional Shares by such shareholders will not be subject to the Fund’s minimum investment requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EMC-SK-015-0100